SCHEDULE 14A INFORMATION

PROXY STATEMENT
PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.____)


Filed by the Registrant (X)
Filed by Party other than the Registrant (   )

Check the appropriate box:
( )  Preliminary Proxy Statement
( )  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Rule 14a-
     11(c) or Rule 14a-12

PISMO COAST VILLAGE, INC.
_________________________
Name of the Registrant as Specified in its Charter

NOT APPLICABLE
______________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
(X)  No fee required.
( )  Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.
1.  Title of each class of securities to which
    transaction applies:________
2.  Aggregate number of securities to which
    transaction applies: _______
3.  Per unit price or other underlying value of
    transaction computed pursuant to Exchange Act
    Rule 0-11 (Set forth the amount on which the
    filing fee is calculated and state how it was
    determined):  ___________________
4.  Proposed maximum aggregate value of
    transaction: ______________
5.  Total fee paid: _______________
( ) Fee paid previously with preliminary
    materials.
( ) Check box if any part of the fee is offset as
    provided by Exchange Act Rule 0-11(a)(2) and
    identify the filing for which the offsetting
    fee was paid previously. Identify the previous
    filing by registration statement number, or
    the Form or Schedule and the date of its
    filing.
1.  Amount Previously Paid: _____________________
2.  Form, Schedule or Registration Statement No.:
    ________________
3.  Filing Party: _______________________________
4.  Date Filed:__________________________________

               PISMO COAST VILLAGE
            Recreation Vehicle Resort

_________________________________________________

       IMPORTANT  . . . SEND IN YOUR PROXY

It is requested that you read the enclosed materials, then date, fill in and sign the enclosed Proxy and return it promptly. This will save the expense of follow - up letters, telephone calls and further solicitation.

_________________________________________________

             NOTICE OF ANNUAL MEETING
                OF SHAREHOLDERS OF
             PISMO COAST VILLAGE, INC.

NOTICE IS HEREBY GIVEN that, pursuant to the call of the Board of Directors, an Annual Meeting of Shareholders (the "Meeting") of PISMO COAST
VILLAGE, INC., (the "Company") will be held at the South County Regional Center, 800 West Branch
Street, Arroyo Grande, California 93420 on January
18, 2003, at 9:00 a.m. for the purpose of considering and voting on the following matters:

1. Election of Directors. Electing eighteen (18) persons to the Board of Directors to serve until the 2004 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

        Allard, Howard        Harris, R. Elaine
        Benedict, Louis       Hickman, Glenn
        Brittain, Kurt        Hughes, Terris
        Brown, Albert         Nunlist, Ronald
        Buchaklian, Harry     Pettibone, Jerald
        Carlson, J. Russell   Rourke, Thomas
        Eudaly, Douglas       Willems, Gary
        Fischer, William      Williams, Jack
        Gould, Norman         Zahka, Charles

2.  Selection of Auditors. To vote upon a
    resolution of the Board of Directors of the Company to approve the selection of Glenn, Burdette, Phillips and Bryson to serve as independent certified public accountants for the Company for Fiscal Year 2003.

3.  Other Business. To transact such other
    business as may properly come before the Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on December 2, 2002, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

          NOMINEES TO BOARD OF DIRECTORS
            FOR ELECTION AS DIRECTORS

At the Annual Meeting, a Board of Directors, consisting of 18 members, will be elected for the ensuing year. Each director will serve until the next meeting of shareholders and until his or her successor is elected and qualifies.

The Board of Directors has proposed 18 individuals for election as directors of the Company.

If the conditions which would allow cumulative voting are satisfied, the Board of Directors solicits discretionary authority to cumulate votes and unless authority to vote for a director is withheld on the Proxy card, the proxy holders will cast the votes represented by the Board of Directors' proxies for the nominees proposed by the Board of Directors and will not vote for any other nominees.

You are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed Proxy is solicited by the Company's Board of Directors.
Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Vice
President - Secretary, in writing, to that effect, by filing with him a later dated Proxy, or by voting in person at the Meeting.

               By Order of the Board of Directors

               KURT BRITTAIN

               Kurt Brittain, Vice President -
                          Secretary

Dated:  December 16, 2002
165 South Dolliver Street
Pismo Beach, California  93449
(805) 773-5649

                  PROXY STATEMENT
                       FOR AN
           ANNUAL MEETING OF SHAREHOLDERS
                         OF
              PISMO COAST VILLAGE, INC.
              165 South Dolliver Street
           Pismo Beach, California  93449

            To Be Held January 18, 2003

__________________________________________________

                    INTRODUCTION
__________________________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of
Pismo Coast Village, Inc., (the "Company") to be held at the South County Regional Center, 800 West
Branch Street, Arroyo Grande, California 93420, at 9:00 a.m. on Saturday, January 18, 2003, and all adjournments thereof.

It is expected that this Proxy Statement and accompanying Notice and form of proxy will be mailed to shareholders on or about December 16, 2002.

The matters to be considered and voted upon at the Meeting will include:

1. Election of Directors. Electing eighteen (18) persons to the Board of Directors to serve until the 2004 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

      Allard, Howard        Harris, R. Elaine
      Benedict, Louis       Hickman, Glenn
      Brittain, Kurt        Hughes, Terris
      Brown, Albert         Nunlist, Ronald
      Buchaklian, Harry     Pettibone, Jerald
      Carlson, J. Russell   Rourke, Thomas
      Eudaly, Douglas       Willems, Gary
      Fischer, William      Williams, Jack
      Gould, Norman         Zahka, Charles

2.  Selection of Auditors. To vote upon a
    resolution of the Board of Directors of the Company to approve the selection of Glenn, Burdette, Phillips and Bryson to serve as independent certified public accountants for the Company for Fiscal Year 2003.

3.  Other Business. To transact such other
    business as may properly come before the Meeting and any adjournments thereof.

             REVOCABILITY OF PROXIES

A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it, at any time before it s exercised, by filing with the Vice President -
Secretary of the Company an instrument revoking it, or a duly executed Proxy bearing a later date.
In addition, the powers of the proxy holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed
Proxy received in time for the Meeting will be voted by the proxy holders, in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS
SPECIFIED WITH REGARD TO A MATTER TO BE ACTED
UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE
VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF
MANAGEMENT AND IN FAVOR OF SUCH MATTER.

         PERSONS MAKING THE SOLICITATION

This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mails, but officers, directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor.

  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

There were issued and outstanding 1,800 shares of the Company's common stock on December 2, 2002, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the
"Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by Proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See "Cumulative Voting" on page 3 hereof.

The presence in person or by Proxy of the holders of 33.33% (one-third) of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Meeting.

If the enclosed Proxy is completed in the appropriate spaces, signed, dated and returned, the Proxy will be voted as specified in the Proxy.
If no specification is made, as to any individual matter to be acted upon, on a signed, dated and returned Proxy, it will be voted at the discretion of the proxy holders and in accordance with the recommendations of management. As to any matters properly brought before the shareholders at the Meeting which are not specifically described on the proxy, all duly signed, dated and returned proxies will be voted in accordance with the recommendations of management in such matters.

_________________________________________________

  ELECTION OF DIRECTORS OF COMPANY (Proposal 1)
__________________________________________________

The Bylaws of the Company provide that the number of directors shall be eighteen (18) until changed by an amendment to the Articles of Incorporation or by the Bylaws duly adopted by the Company's shareholders. Pursuant to Section 3.2.3 of the Bylaws, in order to be elected as a Director of the Company, an individual must own at least one share of the Common Stock of the Company. At the Annual Meeting, eighteen (18) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of the Shareholders or until their successors are elected and qualified.

A shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified below by so indicating on the enclosed Proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as directors of the Company. Proxy holders do not have an obligation to vote for nominees not identified on the preprinted card (that is, write-in candidates).
Should any shareholder attempt to "write in" a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxy holders will NOT vote the shares represented by that proxy for any such write-in candidate, but will instead vote the shares for any and all other validly indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with directors or officers acting solely in their capacities as such). There is no familial relationship among any of the directors, executive officers of the Company, or the nominees for such offices, and except as noted below, none serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment
Company Act of 1940.

        VOTING RIGHTS -- CUMULATIVE VOTING

All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as to which cumulative voting applies as described below.

California law provides that a shareholder of a California corporation, or his proxy, may cumulate votes in the election of Directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him, multiplied by the number of Directors to be elected, and he may cumulate such votes for a single candidate or distribute such votes among as many candidates as he deems appropriate.

Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their shares cumulatively in the election of Directors. At the shareholders' meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes
(i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and at least one shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by management.
Although the Board of Directors does not know whether there will be any nominations for directors other than those nominated by management, as set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominee is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order and in such numbers as they may determine in their sole discretion, provided all the above-listed requirements are met.

   DIRECTORS AND NOMINEES; EXECUTIVE OFFICERS

The following table sets forth as to each current
Director (each of whom has been nominated for reelection as a Director of the Company at the upcoming Meeting) and as to each new nominee for office, such person's age, such person's principal occupations during the past five years, the period during which such person has served as a Director of the Company, and other pertinent information.
Pursuant to California law and the Bylaws of the Company, Directors shall be elected at each Annual
Meeting of the shareholders and hold office until the next Annual Meeting. All of the nominees, except as designated, were elected as Directors of the Company at the 2002 Annual Meeting of the Company's Shareholders. The following table also sets forth such information as to the executive officers of the Company (each of whom also currently serves as a Director) and other key employees. Each of the executive officers of the Company is appointed by and serves at the pleasure of the Board.

        DIRECTORS AND EXECUTIVE OFFICERS:

HOWARD ALLARD, Director
Howard Allard, age 77, resides at 5161 Diablo
Drive, Sacramento, California  95842. He has a
Master's degree in education administration from California State University, Sacramento. He was an elementary school principal in the Rio Linda Union
School District for 29 years prior to retirement in 1985. He has been a partner since 1978 in Allard Enterprises which maintains rental properties, and he has also been a partner since
1982 in Allard Limousine. Mr. Allard has served on the Board for 22 years, including three years as President, two years as Secretary, and one year as Vice President - Administration.

LOUIS BENEDICT, Director
Louis Benedict is 75 years old and resides at 20955 De Mina Street, Woodland Hills, California
91364. Mr. Benedict served in the U. S. Navy from
1944 to 1946, and again during the Korean War, from 1952 to 1953. He attended the University of Southern California, majoring in electrical engineering, and following that, earned a B. S.
degree in Electrical Engineering at the University of Colorado. Mr. Benedict was employed from 1957 to 1962 as a Project Engineering Manager with Lockheed Missiles and Space, from 1962 to 1964 as a Vice President with William A. Revelle
Corporation, and from 1964 to 1966 as an Engineering Section Manager with Lockheed Missiles and Space. From 1966 to 1975 he was employed as the Director of Sub-Contract Administration with Litton Industries, from 1975 to 1994 as Vice - president of Contract Administration for
Datametrics Corporation, and from 1994 to 1998 as a consultant in the field of U S Defense Contracts
Administration. Mr. Benedict retired in 1998. He was duly nominated and elected by the Board on November 9, 2002, to fill a vacancy created by the resignation of Edward Hinds, Jr.

KURT BRITTAIN, Director and Vice President -
Secretary
Kurt Brittain is 72 years old and resides at 12105
Center Avenue, San Martin, California  95046.
After his Marine Corps service, he was employed for more than 33 years by Orange County, California, before his retirement in 1986. His background includes public works, flood control and manager of the county's harbors, beaches and parks system. He was in charge of three harbors, seven beaches and more than 26 parks, three of which were camping parks. He has completed extension courses in business administration, management, recreation and real estate. Mr.
Brittain was elected to the position of Vice
President - Secretary at the Board of Directors
Meeting held September 21, 2002, to fill a vacancy in that office created by the resignation of Edward Hinds, Jr. He has served on the Board for ten accumulative years, from 1990 to 1999, and from January 2002 to present, serving one year as Vice President - Administration, one year as Vice
President - Secretary, and five years as Executive
Vice President.

ALBERT BROWN, Director
Albert Brown is 79 years old. He resides at 22718
Lone Eagle Road, Apple Valley, California   92308.
He was employed at Hughes Aircraft for 20 years, from 1945 to 1965, TRW Systems for 3.5 years, from 1965 to 1968, and Rohr Industry, Inc., for 11.5 years, from 1968 until retirement in 1979. He worked his way up from being an assembler to a senior industrial engineer, reporting directly to the manager of industrial engineering. He has completed extensive continued education in the field of industrial engineering at U.S.C. He has served on the Board of Directors for 18 years, including two years as Vice President -
Administration.

HARRY BUCHAKLIAN, Director
Harry Buchaklian is 70 years old. He resides at 1361 East Ticonderoga Drive, Fresno, California
93720. He has a B.A. degree from C.S.U.F. in industrial arts, and a secondary level teaching credential in laboratory electronics and small engine repair. His career has included employment as an assistant manager with Western Auto Stores, electronics instructor at Fresno Technical College and technical supervisor for Sears Roebuck. He retired from Sears Roebuck in 1994. He has served on the Board for 18 accumulative years, including most recently from September 1995 to present, serving one year as Executive Vice President.

J. RUSSELL CARLSON, Director
J. Russell Carlson is 59 years old. He resides at 1286 West Eymann Avenue, Reedley, California
93654. He holds a B. A. degree in music education and a California Life Teaching Credential from CSU
Fresno. Mr. Carlson taught instrumental music for twenty-one years in Reedley and Visalia, California, prior to his retirement in June 2002.
Prior to teaching, he worked as service manager for American Air Company and Sequoia Plumbing, a mechanical engineer and plumbing company in Visalia, California for eight years. He also owned a Napa Auto Parts store in Exeter, California for eight years. Mr. Carlson has served on the Board for one year.

DOUGLAS EUDALY, Director
Douglas Eudaly, age 71, resides at 3918 North
Carruth Avenue, Fresno California 93705. He has an
Associate of Arts degree from Fresno City College in elementary education, and a Bachelor's degree in elementary education from Fresno State College.
He has done doctoral studies at Nova University in Ft. Lauderdale, Florida and received a Ph.D. from Clayton Theological Institute in Clayton,
California. He holds Life Teaching Credentials for
Elementary and Junior High School, and
Administrative Credentials for preschool through adult school. He retired from the Fresno Unified
School District in 1991 with 31 years of service credit -- the last five years as program director for the Disability Awareness Program. Dr. Eudaly was President of the Fresno Teachers' Association in 1970-71, as well as chairman of the District's
Negotiating Council and served one term as Chief
Negotiator. He has served three years as President of the Board of Directors for Friendship Center for the Blind, and as Chairman of several advisory committees for food banks and other nonprofit organizations. He served over three years as the Deacon Chairman at the Evangelical Free Church of
Fresno. Dr. Eudaly has served on the Board for one year.

WILLIAM FISCHER, Director
William (Bill) Fischer, age 68, resides at 1947
Sienna Lane, Simi Valley, California 93065. He has been married 46 years and served in the U. S. Air
Force during the Korean War. Mr. Fischer is a graduate of California State University,
Northridge, with a B. S. degree in accounting. He worked in the aerospace, entertainment and public utility industries until 1969 when he was hired by Getty Oil Company's Corporate Office as an accounting supervisor. Subsequently, Texaco, Inc., acquired Getty Oil in 1985 and he was promoted to Manager of Benefits Plans Accounting. Mr. Fischer was responsible for the Savings/Thrift, 401-K, and ESOP Plans Administration until 1989 when he elected early retirement. He has active Real
Estate Broker and Tax Preparer licenses. He is a member of the Veterans of Foreign Wars and Knights of Columbus. He looks forward to contributing his financial background to the Board of Directors.
Mr. Fischer has served on the Board for one year.

NORMAN GOULD, Director
Norman Gould is 83 years old. He resides at 10597
Road 30, Madera, California  93637. He has a B.A.
in education and an M.A. in administration. His occupation prior to retirement in 1987 was as the superintendent of schools for Madera County. He was a member of the board of directors of Kingsview, Inc., from 1968 to 1980 and held the positions of vice chairman and chairman of the board. He is currently on the board of directors of Valley Teen Ranch, Inc. Mr. Gould is currently president of the California Retired Teachers
Association, a nonprofit corporation. He has served on the Board for 25 accumulative years, including most recently from March 1993 to present, serving nine years as President, one year as Treasurer and two years as Secretary.

R. ELAINE HARRIS, Director
R. Elaine Harris is 64 years old. She resides at 3418 El Potrero Lane, Bakersfield, California
93304. Mrs. Harris retired in October 1990 from
Pacific Telephone with 31 years service, starting in the business office, then advancing to facility administrator the last ten years of that time. She was active with the Jaycettes Club and has worked on several political campaigns. She is now enjoying retirement and feels very blessed serving on the Board for the past three years. She is looking forward to continuing serving the shareholders.

GLENN HICKMAN, Director and Executive Vice
President
Glenn Hickman is 69 years old. He resides at 3584
West Wathen Avenue, Fresno, California 93711. He
has a B.A. in Business and a secondary teaching
credential from Fresno State University. His
occupation prior to retirement in 1995 was as a
financial analyst and office supervisor for Cal
Resources, a subsidiary of Shell Oil Company. Mr.
Hickman has served on the Board for four years,
and is currently serving as Executive Vice
President.
0
TERRIS HUGHES, Director
Terris (Terry) Hughes, is 53 years old and resides at 2426 Sunset Street, Wasco, California 93280.
Mr. Hughes holds an A.A. degree from Bakersfield
Junior College in police science. He was employed by Cal Resources LLC for 23 years, from 1973 to 1997, holding the position of senior training technician for the last 10 years of that time. He is currently employed as an internal consultant for Aera Energy LLC, an oil industry company formed in 1997 between the Shell Oil and Mobil Oil
Corporations. His duties are to serve as a behavior base safety advisor and provide safety training to Aera Energy LLC employees. Mr. Hughes has served on the Board for seven years, including one year as Vice President - Policy.

RONALD NUNLIST, Director and Vice President -
Policy
Ronald Nunlist, age 64, resides at 1105 Minter
Avenue, Shafter, California 93263. Mr. Nunlist was employed in the oil business for many years.
From 1995 to June 1997 he was employed as an operations foreman by Cal Resources LLC, an oil industry company owned by Shell Oil Corporation.
Mr. Nunlist was then employed as a logistics specialist by Aera Energy LLC, an oil industry company formed between the Shell Oil and Mobil Oil
Corporations, from June 1997 until his retirement in June 1999. He has served on the Board for 17 years, including five years as President, and is currently serving as Vice President - Policy.

JERALD PETTIBONE, Director and President
Jerry Pettibone, age 76, resides at 4179 Court
Drive, Santa Cruz, California 95062. He sold and retired from his company, Pettibone Signs, in Santa Cruz in October 1988. He started the company which operated statewide in 1960. Active in trade associations, he served on the board of directors of the National Electric Sign Association, and on the board of directors of the World Sign
Association, serving as national president in 1985-1986. He served on the board of directors of the California Electric Sign Association for 22 years and was elected a director emeritus. He has served on the Board for ten years, including three years as Chief Financial Officer, and is currently serving a sixth year as President.

THOMAS ROURKE, Director
Thomas Rourke is 65 years old. He resides at 899
Stagi Lane, Los Altos, California  94024. Mr.
Rourke graduated from the University of
Massachusetts in 1965 with a B.B.A. degree. He was vice president of operations at Lynch
Communications, Inc., in Reno, Nevada from 1980-
1982, and president of Lynch Circuits, Inc., in Sunnyvale, California from 1982-1987. He is currently president and chairman of the board of Startech Electronics, Inc., a management consulting company, in Mountain View, California, a position he has held since 1988. Mr. Rourke has served on the Board for seven years, including two years as Vice President - Policy.

GARY WILLEMS, Director
Gary Willems is 48 years old. He resides at 479
South Oak Drive, Reedley, California 93654. He holds a B.A. degree in Music Education and a California Life Teaching Credential from Fresno
Pacific University. Mr. Willems has been teaching music since 1977, and since 1985 has been the Director of Bands at Reedley High School. He is an active member of the California Band Directors'
Association and is the Past President of Fresno and Madera Counties Music Educators' Association.
Mr. Willems has served on the Board of Directors for two years.

JACK WILLIAMS, Director, Chief Financial Officer and Vice President - Finance
Jack Williams is 52 years old. He resides at 7801
Revelstoke Way, Bakersfield, California  93309.
Mr. Williams graduated from San Diego State
University in 1974 with a B.S. in accounting.
Following that, he has been employed in the field of accounting in a variety of industries, including agriculture, construction, heavy equipment sales, and manufacturing. Mr. Williams established his own C.P.A. practice in 1983. He was employed as a Financial Analyst by Texaco Oil
Corporation in the Bakersfield area from 1997 until March 1999. Mr. Williams has been employed with Goodwill Industries of South Central
California as a Director of Business Services since March 2000. He has served on the Board of Directors for eight years, and is currently serving a sixth year as Chief Financial Officer and Vice President - Finance.

CHARLES ZAHKA, Director
Charles Zahka, age 76, resides at 6300 Alonzo
Avenue, Encino, California 91316. He retired as vice president of the Broadway Department Stores in 1990 after 20 years. He presently serves as a private management consultant. Mr. Zahka is president of the Stroke Association of Southern
California and vice chairman of the Better
Business Bureau of the Southland. He has served on the Board for fourteen years, including one year as Secretary and one year as President.

The Board of Directors has no reason to believe that any of the nominees listed above will not be available to serve. However, if any nominee should become unable or unwilling to serve, the shares represented by proxies given to management pursuant hereto will be voted as management may recommend.

       OTHER OFFICERS AND KEY EMPLOYEES:

JAY JAMISON, Assistant Corporate Secretary and
General Manager
Jay Jamison, 49 years old, has been employed by the Company since June 1997 as General Manager and serves as Assistant Corporate Secretary. He resides at 17105 Oak Road, Atascadero, California
93422. He has a B.S. degree in agricultural management from Cal Poly San Luis Obispo, graduating in 1976. Mr. Jamison was raised on his family's guest ranch, Rancho Oso, in Santa Barbara
County, which included a recreational vehicle park, resident summer camp, equestrian facilities and numerous resort amenities. He worked on the ranch throughout his childhood and after college.
The family business was sold in 1983, at which time Mr. Jamison was hired by Thousand Trails, Inc., a private membership resort, as a Resort
Operations Manager. His last ten years at Thousand
Trails were spent managing a 200-acre, 518-site, full-service resort near Hollister, California. He also managed resorts in Acton and Idyllwild in Southern California. Prior to his employment with the Company, Mr. Jamison was a General Manager with Skycrest Enterprises in Redding and managed
Sugarloaf Marina and Resort on Lake Shasta in
Northern California between January 1995 and June
1997. He is active in the Resort and Commercial
Recreation Association and is also a member of the American Quarter Horse Association. Mr. Jamison was appointed to and has served as a commissioner on the Pismo Beach Conference and Visitors Bureau since February 1998, and since August 1999 has served as Chair. At the National Association of RV
Parks and Campgrounds' Annual Convention in
November 1999, Mr. Jamison was appointed to the ARVC Board of Directors representing the ten western states. At the 2001 Annual Convention, he was elected Treasurer of the National Association, and in November 2002 he was reelected to serve another one year term. In June of 2002, Mr.
Jamison was installed as a Director on the Board for the San Luis Obispo County Chapter of the
American Red Cross.

ROGER C. LYON, JR., Assistant Corporate Secretary and General Counsel
Roger C. Lyon, Jr., is a practicing attorney in the State of California and owns his law firm, Lyon & Carmel, Attorneys-at-Law. His business address is 1104 Palm Street, Post Office Box 922,
San Luis Obispo, California 93406. Mr. Lyon has acted as outside general counsel to the Corporation since 1984.

      COMMITTEES OF THE BOARD OF DIRECTORS

The only standing committees of the Company during 2002 were the Nominating Committee, Audit
Committee, Personnel and Compensation Committee,
Finance Committee, Policy Committee,
Environmental, Health and Safety Advisory
Committee, and the Executive Committee.

The Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was elected at a meeting of the Board of Directors held on January 19, 2002, and consisted of the following members:
Howard Allard, Chairperson, Norman Gould and
Ronald Nunlist. Pursuant to the policies and procedures adopted by the Board of Directors, the Nominating Committee considers nominees recommended by shareholders. The Nominating
Committee met two times during Fiscal Year 2002 and submitted its recommendations for nominations at the upcoming Annual Meeting.

Individuals wishing to be considered as nominees for membership on the Board of Directors for Fiscal Year 2004, or wishing to nominate an individual for membership on the Board, are requested to notify the committee in writing, delivered to the principal office of the Company.
The Nominating Committee will deliver, or will cause to be delivered to a potential nominee, material for use by the potential nominee in submitting specific data, including personal history and professional skills. The resume, a questionnaire, and a statement by or on behalf of a potential nominee should be submitted on or before August 13, 2003, in order to be considered by the Committee.

The Audit Committee of the Board of Directors consists of Glenn Hickman, Chairman, Albert Brown,
William Fischer, and Thomas Rourke. The functions of the Audit Committee include coordinating with the Company's independent accountants in the preparation of annual financial reports and audits; reviewing actions to be taken to comply with the auditor's recommendations to management;
and performing random reviews of selected accounting procedures of the Company. The Audit
Committee met six times during Fiscal Year 2002.

The Personnel and Compensation Committee consists of Jerald Pettibone, Chairman, Edward Hinds, Jr.,
Terris Hughes, Jack Williams and Charles Zahka.
Following the resignation of Edward Hinds, Jr., at the meeting of the Board of Directors on September
21, 2002, Kurt Brittain was duly nominated and elected to serve as Vice President - Secretary and as a member of the Personnel and Compensation
Committee for the remainder of the year. The functions of the Personnel and Compensation
Committee include negotiating an employment contract with the General Manager, review of his goals and objectives and setting compensation for the major staff. The Personnel and Compensation
Committee met three times during Fiscal Year 2002.

The Finance Committee consists of Jack Williams,
Chairman, Howard Allard, Elaine Harris, Thomas
Rourke and Charles Zahka. The functions of the Finance Committee include reviewing the Company's financial statements, drafting a three-year forecast of finances, drafting a one-year budget, prioritizing capital expenditures, monitoring the completion of capitalized projects, recommending changes in rate schedules, and submitting an annual report to the shareholders of the financial condition of the Corporation. The Finance
Committee met six times during Fiscal Year 2002.

The Policy Committee consists of Ronald Nunlist,
Chairman, Kurt Brittain, Douglas Eudaly, Norman
Gould and Gary Willems. The functions of the Policy Committee include reviewing and recommending changes in the Shareholders'
Calendar, reviewing and recommending changes in the Resort's occupancy rules and regulations, updating and recommending changes in the Employee
Handbook, and implementing Board policy and procedures. The Policy Committee met six times during Fiscal Year 2002.

The Environmental, Health and Safety Advisory
Committee consists of Albert Brown, Chairman,
Harry Buchaklian, Russell Carlson, and Elaine
Harris. The functions of the Environmental, Health and Safety Advisory Committee include performing environmental-related duties, safety reviews, and giving recommendations to the President and General Manager on matters relative to environmental and safety concerns. The
Environmental, Health and Safety Advisory
Committee met five times during Fiscal Year 2002.

The Executive Committee consists of Jerald
Pettibone, Chairman, Glenn Hickman, Edward Hinds,
Jr., Ronald Nunlist, and Jack Williams. Following the resignation of Edward Hinds, Jr., at the meeting of the Board of Directors on September 21, 2002, Kurt Brittain was duly nominated and elected to serve as Vice President - Secretary and as a member of the Executive Committee for the remainder of the year. The functions of the Executive Committee include reviewing the monthly business with the General Manager, as well as the current financial statement. The Executive
Committee met six times during Fiscal Year 2002.

The full Board of Directors met seven times during 2002. No directors attended fewer than 75% of the total number of meetings of the Board and of the committees of which he or she is a member.

              AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Pismo Coast
Village.

The Audit Committee Charter adopted by the Board sets out responsibilities, authority and specific duties of the Audit Committee. A copy of the Audit
Committee Charter is attached to this Proxy
Statement as Appendix A.

The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee has discussed with
representatives of independent auditors, Glenn,
Burdette, Phillips and Bryson matters required by SAS 61 regulations.

The Audit Committee has received the written disclosures and the letter from the independent accountants, Glenn, Burdette, Phillips and Bryson, required by Independence Standards Board Standard
No. 1 and has discussed with the independent accountants the independent accountant's independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report.

The Internal Revenue Service is conducting an audit of the Corporation's taxable year ended
September 30, 1999. In that audit, the Internal
Revenue Service has raised the question whether either (a) shareholders of the Corporation should be required to report a constructive dividend equal to the value of the shareholder's free usage of sites at the Corporation's property pursuant to
Section 9.4 of the Corporation's Bylaws, or, alternatively, (b) the Corporation's expenses associated with such "free" usage should be disallowed for income tax purposes. The
Corporation is contesting these issues in the audit, and it currently is not possible to project with certainty what the outcome of the audit will be.

The Audit Committee members are Glenn Hickman,
Albert Brown, William Fischer and Thomas Rourke.

            COMMON STOCK OWNERSHIP OF
        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the ownership of the Company's Common
Stock as of December 2, 2002, by each director and by all directors and executive officers as a group.

                                              NUMBER OF  PERCENT
BOARD MEMBER        ADDRESS                    SHARES    OF CLASS
_____________       ________________________  ________   ________
Howard Allard       5161 Diablo Dr            1 Share      0.056%
                    Sacramento CA 95842

Louis Benedict      20955 De Mina St          1 Share      0.056%
                    Woodland Hills CA 91364

Kurt Brittain       12105 Center Ave          2 Shares     0.111%
                    San Martin CA 95046

Albert Brown        22718 Lone Eagle Rd       2 Shares     0.111%
                    Apple Valley CA 92308

Harry Buchaklian    1361 E Ticonderoga Dr     1 Share      0.056%
                    Fresno CA 93720

J. Russell Carlson  1286 W Eymann Ave         2 Shares     0.111%
                    Reedley CA 93654

Douglas Eudaly      3918 N Carruth Ave        6 Shares     0.333%
                    Fresno CA 93705

William Fischer     1947 Sienna Ln            1 Share      0.056%
                    Simi Valley CA 93065
Norman Gould        10597 Road 30             1 Share      0.056%
                    Madera CA 93637


                                              NUMBER OF  PERCENT
BOARD MEMBER        ADDRESS                    SHARES    OF CLASS
_____________       ________________________  ________   ________

R. Elaine Harris    3418 El Potrero Ln        4 Shares    0.0222%
                    Bakersfield CA 93304

Glenn Hickman       3584 W Wathen Ave         1 Share     0.056%
                    Fresno CA 93711

Terris Hughes       2426 Sunset St            1 Share     0.056%
                    Wasco CA 93280

Ronald Nunlist      1105 Minter Ave           4 Shares    0.222%
                    Shafter CA 93263

Jerald Pettibone    4179 Court Dr             2 Shares    0.111%
                    Santa Cruz CA 95062

Thomas Rourke       899 Stagi Ln              2 Shares    0.111%
                    Los Altos CA 94024

Gary Willems        479 S Oak Dr              2 Shares    0.111%
                    Reedley CA 93654

Jack Williams       7801 Revelstoke Way       1 Share     0.056%
                    Bakersfield CA 93309

Charles Zahka       6300 Alonzo Avenue        2 Shares    0.111%
                    Encino CA 91316

All Officers and
Directors as a Group                         36 Shares    2.000%

              EXECUTIVE COMPENSATION

Directors receive no compensation for serving on the Board. Directors are permitted the use of a recreational site at the Resort for each day of board meetings and/or committee meetings during their tenure as a member of the Board of Directors. Directors also may be reimbursed for traveling expenses related to such meetings at reasonable rates. Executive officers, other than officers who are employees, received no additional compensation of any nature. Specifically, the Chief Executive Officer (President) is not a compensated employee. No employee received compensation exceeding $100,000 during the last fiscal year of the Company.

The Company has no outstanding options, warrants or rights to purchase any of its securities, whether held by Directors, officers or any other persons. Nor does the Company have any outstanding loans or other indebtedness to any Director or officer. Since the beginning of the fiscal year, the Company has not entered into nor does it propose to enter into any transactions of a material nature with any officer or director or any corporation or other business entity in which any officer or director may have an economic interest.

_________________________________________________

SELECTION OF INDEPENDENT ACCOUNTANTS (Proposal 2)
_________________________________________________

The firm of Glenn, Burdette, Phillips and Bryson served as independent certified public accountants for the Company for its fiscal year ended
September 30, 2002, and this firm has been selected to serve as the Company's accountants for Fiscal Year 2003. It is expected that one or more representatives of Glenn, Burdette, Phillips and Bryson will be present at the Meeting, will be given the opportunity to make a statement, if desired, and will be available to respond to all appropriate questions.

Audit services performed by Glenn, Burdette, Phillips and Bryson for the year ended September
30, 2002, consisted of examination of the financial statements of the Company, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. In addition to these services, Glenn, Burdette, Phillips and Bryson performed certain non-audit services consisting primarily of consultation on matters relating to the preparation of tax returns. All such services were approved by the Board of Directors, which has determined the firm of Glenn, Burdette, Phillips and Bryson to be fully independent of the operations of the Company.

              INDEPENDENT AUDITOR FEES

Audit Fees. Glenn, Burdette, Phillips & Bryson
("GBPB"), the Company's auditors during the just ended fiscal year, billed the Company an aggregate of $13,000 for professional services rendered by GBPB in connection with their audit of the Company's financial statements for the fiscal year ended September 30, 2002. In addition, GBPB has billed the Company an aggregate of $7,500 for their review of the Company's quarterly reports on Form 10-QSB during fiscal 2002 (that is, for the periods ended 6/30/02, 3/31/02 and 12/31/01 respectively).

Financial Information Systems Design and
Implementation. During fiscal 2002, GBPB, LLP did not directly or indirectly, operate, or supervise the operation of, the Company's information systems or manage the Company's local area network. Nor did GBPB design or implement a hardware or software system that aggregates source data underlying the financial statements of the Company or generates information that is significant to the Company's financial statements taken as a whole.

All Other Fees. GBPB billed the Company an additional $4,320 for professional services rendered during fiscal 2002 for services not otherwise described above. All other fees relate to services traditionally provided by auditors, including work performed in connection with income tax services were compatible with GBPB's independence.

The Company's Audit Committee has not separately considered whether the non-audit services rendered by GBPB during fiscal 2002, as described under the caption "All Other Fees" above, are compatible or incompatible with GBPB's independence; but the Audit Committee has reviewed all audit work done by GBPB and their fees as a whole, and the Company believes that GBPB's services and fees are incompatible with their independence as auditors.

     RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company Board of Directors recommends that the shareholders approve the selection of Glenn, Burdette, Phillips and Bryson to serve as certified independent public accountants for the Company for Fiscal Year 2003. The affirmative vote of a majority of shares voted will be required to approve this action.

_________________________________________________

               SHAREHOLDER PROPOSALS
_________________________________________________

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy
Statement for the Company at the Company's 2004
Annual Shareholders Meeting is August 13, 2003.
Shareholder proposals submitted other than in accordance with the foregoing will not be considered timely presented for consideration at the annual meeting if notice thereof is given after October 29, 2003.

_________________________________________________

                  LEGAL PROCEEDINGS
_________________________________________________

No pending legal proceedings against the Company other than routine litigation incidental to business.

_________________________________________________

                  OTHER BUSINESS
_________________________________________________

Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the Proxy.

       NOTICE OF AVAILABILITY OF MATERIAL

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THE
SHAREHOLDERS OF RECORD ON DECEMBER 2, 2002, THE
RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL
MEETING, A COPY OF THE COMPANY'S FORM 10-KSB
REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
2002, WHICH HAS BEEN FILED UNDER THE SECURITIES
AND EXCHANGE ACT OF 1934. THE COMPANY'S ANNUAL
REPORT TO SHAREHOLDERS IS BEING DELIVERED TO
SHAREHOLDERS HEREWITH.

All written requests for the Company's Form 10-KSB report should be addressed to:

        Mr. Jay Jamison, General Manager
        Pismo Coast Village, Inc.
        165 South Dolliver Street
        Pismo Beach, California 93449

          PLEASE RETURN YOUR PROXIES

SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND
RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT
YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-
ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED
WITHIN THE UNITED STATES. PROMPT RESPONSE IS
HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.
YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY
TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED
WITH THE VICE PRESIDENT - SECRETARY OF THE COMPANY
OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE
VICE PRESIDENT - SECRETARY OF THE COMPANY.
ATTENDANCE AT THE MEETING WILL NOT IN AND OF
ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING,
YOU MAY REVOKE THE PROXY BY ADVISING THE
INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN
PERSON.


Date: December 16, 2002

                      PISMO COAST VILLAGE, INC.
                      By JERALD PETTIBONE
                      Jerald Pettibone, President

                    APPENDIX A

Audit Committee Responsibilities

1. External Auditor
   a. Recommend auditing firm
   b. Recommend renewing or terminating existing firm
   c. Review compensation, terms of engagement and independence
2. Audits
   a. Review external audits and management's response
   b. Review internal audits
3. Financial Statements
   a. Review financial statements
   b. Review any disputes between auditor and management about preparation of financial statements
   c. Consider major changes or questions
      regarding appropriate auditing and
      accounting principles and practices to be followed when preparing the corporate financial statement
   d. Review procedures of the Corporation to prepare published financial statements and related management commentaries
4. Survey corporate assets
5. Other Duties
   a. Consult with external and internal
      auditors about the adequacy of financial controls to assure that the Corporation's publicly reported financial statements are presented fairly in conformity with generally accepted accounting principles.
   b. Meet periodically with management to review the Corporation's financial risk exposure.
   c. Report to the Board, findings as necessary.
   d. Audit the internal procedures of maintaining the assets of the Corporation and their inventories.
   e. Perform other duties as requested by the Board and/or President.

                         OFFICIAL PROXY
       Pismo Coast Village, Inc., a California Corporation
         165 S. Dolliver Street, Pismo Beach, CA  93449

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 18, 2003. The undersigned, having received the Notice of Annual Meeting and Proxy Statement and Annual Report dated December 16, 2002, hereby appoint Jerald Pettibone, Glenn Hickman, Kurt Brittain, Ronald Nunlist, Jack Williams, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Pismo Coast Village, Inc., held of record by the undersigned on December 2nd, 2002, the record date, or any adjournment thereof as follows:

1. ELECTION OF DIRECTORS:
     ___ TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
         LISTED BELOW.

     ___ TO VOTE FOR ALL NOMINEES LISTED BELOW, EXCEPT AS
         MARKED TO THE CONTRARY.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

      ALLARD, HOWARD                HARRIS, R. ELAINE
      BENEDICT, LOUIS               HICKMAN, GLENN
      BRITTAIN, KURT                HUGHES, TERRIS
      BROWN, ALBERT                 NUNLIST, TERRIS
      BUCHAKLIAN, HARRY             PETTIBONE, JERALD
      CARLSON, J RUSSELL            ROURKE, THOMAS
      EUDALY, DOUGLAS               WILLEMS, GARY
      FISCHER, WILLIAM              WILLIAMS, JACK
      GOULD, NORMAN                 ZAHKA, CHARLES

2. PROPOSAL TO RATIFY THE SELECTION OF GLENN, BURDETTE, PHILLIPS
   AND BRYSON TO SERVE AS INDEPENDENT CERTIFIED PUBLIC
   ACCOUNTANTS FOR FISCAL YEAR 2003.
   ____ FOR     ____ AGAINST     ____ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL
NUMBER 2

3. In their discretion, the proxies are authorized to vote upon any other item of business as may properly come before the meeting, as to which the Board of Directors did not know, a reasonable time before this solicitation, was to be presented at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD'S NOMINEES AS DIRECTORS AND FOR PROPOSAL NUMBER 2. IF CUMULATIVE VOTING IS IMPLEMENTED AT THE MEETING, THE ABOVE-NAMED PROXY HOLDERS ARE EMPOWERED TO CUMULATE VOTES AMONG THE ABOVE NOMINEES AS THEY MAY DETERMINE, IN THEIR SOLE DISCRETION.

The proxies appointed herein act by a majority of said proxies present at the meeting or, if only one is present, by that one.

I/We own _____ (number of shares) as of the date of record, December 2, 2002. Certificate Number(s): ___________________

Please Print Name(s): _________________________________________

Signature: _________________________________ Date:_____________

Signature: _________________________________ Date: ____________

Signature: _________________________________ Date: ____________
________________________________________________________________
|IMPORTANT: Please date this proxy and sign exactly as your | |name(s) appear thereon. Iof stock is held jointly, signature | |should include all names. Executors, Administrator, Trustees, | |Guardians and others signing in a representative capacity, |
|please give their full names.                                  |
|                                                               |
|PLEASE NOTE: Write in candidates must be voted by ballot at the| |meeting or by separate proxy. DO NOT "write in" a candidate on|
|this form.                                                     |
|_______________________________________________________________|

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN
THE ENCLOSED ENVELOPE.